Exhibit 99.2
                                                                    ------------


             UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT



                                 02-5132, -5137


                         BANK UNITED, BANK UNITED CORP,
                           AND HYPERION PARTNERS L.P.,

                                                      Plaintiffs-Appellants,


                                       V.

                                 UNITED STATES,

                                                      Defendant-Cross Appellant.


                                    O R D E R

                                    O R D E R

                  A combined petition for panel rehearing and for rehearing en bank having been filed by the APPELLANTS and the petition for rehearing having been referred to the panel that heard the appeal, and thereafter the petition for rehearing en banc having been referred to the circuit judges who are in regular active service,

                  UPON CONSIDERATION THEREOF, it is

                  ORDERED that the petition for panel rehearing be, and the same hereby is, DENIED and it is further

                  ORDERED that the petition for rehearing en banc be, and the same hereby is, DENIED.

                  The mandate of the court will issue on December 19, 2003.


                                                     FOR THE COURT,

                                                     /s/ Jan Horbaly
                                                     Jan Horbaly
                                                     Clerk
Dated:  December 12, 2003



cc:      Walter B. Stuart
         David M. Cohen



BANK UNITED V US, 02-4132, -5137
(CFC - 95-CV-473)



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*                                                                              *
* Note:  Pursuant to Fed. Cir. R. 47.6, this order is not citable as precedent.*
*        It is a public record.                                                *
*                                                                              *
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